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                                                                    Exhibit 10.1


                          TEXAS UNITED BANCSHARES, INC.

                        1998 INCENTIVE STOCK OPTION PLAN


                             1. Purpose of the Plan.

      This incentive stock option plan (hereinafter called the "Plan") for Texas United Bancshares, Inc. (hereinafter called the "Company") is intended to advance the interests of the Company by providing officers and other key employees who have substantial responsibility for the direction and management of the Company with additional incentive for them to promote the success of the business, to increase their proprietary interest in the success of the Company, and to encourage them to remain in its employ. The above aims will be effectuated through the granting of stock options. It is intended that options issued under the Plan will qualify as incentive stock options (hereinafter called "ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended and the terms of the Plan shall be interpreted with this intention.

                         2. Administration of the Plan.

      Subject to the provisions of the Plan, the Board of Directors (the "Board") shall have plenary authority, in its discretion: (a) to determine the employees of the Company and its subsidiaries (from among the class of employees eligible under Section 3 to receive options under the Plan) to whom options shall be granted; (b) to determine the time or times at which options shall be granted; (c) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in Section 5; (d) to determine the time or times when each option shall become exercisable and the duration of the exercise period; and (e) to interpret the Plan and to prescribe, amend, and rescind rules and regulations relating to it. The interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. The Board shall consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith and reliance upon the advice of counsel. Any action may be taken by written instrument signed by all the members of the Board. An action so taken shall be fully as effective as if it had been taken by unanimous vote of the Board at a meeting duly called and held.
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                    3. Eligibility and Limitations on Options
                             Granted Under the Plan.

      Options will be granted only to persons who are key employees of the Company or a subsidiary corporation of the Company who perform services of major importance in the management, operation and development of the business of the Company or of any subsidiary of the Company. The term "key employees" shall include officers, executives, and supervisory personnel, as well as other employees of the Company or a subsidiary corporation of the Company. The term "subsidiary corporation" shall, for the purpose of this Plan be defined in the same manner as such term is defined in Section 424(f) of the Internal Revenue Code. The Company shall effect the grant of options under the Plan in accordance with the determinations made by the Board pursuant to provisions of the Plan by execution and delivery of written instruments in a form approved by the Board.

                    4. Shares of Stock Subject to the Plan.

      There will be reserved for use upon the exercise of options to be granted from time to time under the Plan (subject to the provisions of Section 13) an aggregate of 45,000 shares of the Common Stock of the Company, $1.00 par value per share ("Company Common Stock"), which shares shall be authorized but unissued shares of the Common Stock. Any shares subject to an option under the Plan, which option for any reason expires or is terminated unexercised as to such shares, may again be subjected to an option under the Plan.

                                5. Option Price.

      The purchase price under each option issued under the Plan shall be determined by the Board at the time the option is granted, but in no event shall such purchase price be less than 100% of the fair market value of the Company's Common Stock on the date of grant, said fair market value to be determined in good faith by the Board.

                         6. Dilution or Other Agreement.

      In the event that additional shares of Common Stock are issued pursuant to a stock split or a stock dividend, the number of shares of Common Stock then covered by each outstanding option granted hereunder shall be increased proportionately with no increase in the total purchase price of the shares then so covered, and the number of shares of Common Stock reserved for the purpose of the Plan shall be increased by the same proportion. In the event that the shares of Common Stock of the Company from time to time issued and outstanding are reduced by a combination of shares, the number of shares of Common Stock then covered by each outstanding option granted hereunder shall be reduced proportionately with no reduction in the total price of the shares then so covered, and the number of shares


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of Common Stock reserved for the purposes of the Plan shall be reduced by the same proportion. All such adjustments shall be made by the Board whose determination upon the same shall be final and binding upon the optionees. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this Section 6 shall be eliminated from the respective options. No adjustments shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Common Stock or other securities.

                   7. Period of Option and Certain Limitations
                              on Right to Exercise.

      All options issued under the Plan shall be for such a period as the Board shall determine, but for not more than ten (10) years from the date of grant hereof. The period of the option, once it is granted, may be reduced only as provided for in Section 11 in connection with the termination of employment or death of the optionee. Except as otherwise provided herein, no option may be exercised unless the optionee is, at the time of such exercise, in the employ of the Company or a subsidiary corporation of the Company and shall have been continuously so employed since the grant of his option. Absence or leave approved by the management of the Company shall not be considered an interruption of employment for any purpose of the Plan. The exercise of any option shall be contingent upon receipt by the Company of cash or certified bank check to its order in an amount equal to the full option price of the shares being purchased. In order to facilitate the accumulation of funds to enable employees to exercise their option, they will have the right, if they so elect, to direct the Company or a subsidiary corporation of the Company to withhold from their compensation regular amounts to be applied to the exercise of the options. Funds credited to the stock option accounts will be under the control of the Company until applied to the payment of the option price at the direction of the employee or returned to the employee in the event the amount is not used for purchase of shares under option, and all funds received or held by the Company may be used for any corporate purpose, and no interest shall be payable to the participant on account of any amounts so held. Such amounts may be withdrawn by the employee at any time, in whole or in part, and for any reason. No optionee or his legal representative, legatees, or distributees, as the case may be, shall be deemed to be a holder of any share subject to an option unless and until certificates for such shares are issued to him or them under the terms of the Plan. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued. In no event may an option be exercised after the expiration of its term. The exercise of an option in any manner shall result in a decrease in the number of shares of Common Stock which thereafter may be available under the Plan by the number of shares as to which the option is exercised. If an optionee shall die while employed by the Company or within three (3) months after retirement, such option may be exercised (to the extent that the optionee would have been entitled to do so at the date of his death) by the legatees,


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personal representative or distributees of the optionee during the balance of the term thereof or within one (1) year of the date of the optionee's death, whichever is shorter. Options may be exercised in whole or in part, but only with respect to whole shares of stock.

                             8. Ten-Percent Owners.

      Notwithstanding the provisions of Sections 2, 5 and 7, above, the following terms and conditions shall apply to options granted hereunder to a "10-percent owner." For this purpose, a "10-percent owner" shall mean an optionee who, at the time the option is granted, owns stock possessing more then 10 percent of the total combined voting power of all classes of stock of the Company or of any subsidiary thereof. With respect to a 10-percent owner:

      (a) the price at which shares of stock may be purchased under an option granted pursuant to this Plan shall be not less than 110 percent of the fair market value thereof, said fair market value being determined in the manner described at Section 5, above; and

      (b) the period during which any such option may be exercised, to be fixed by the Board in the manner described at Section 7, above, shall expire not later than five (5) years from the date the option is granted.

                                9. Assignability.

      Each option granted under this Plan shall be transferable only by will or the laws of descent and distribution and shall be exercisable, during his lifetime, only by the employee for whom the option is granted. Except as permitted by the preceding sentence, no option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (by operation of law or otherwise), and no such option, right, or privilege shall be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the option, or of any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option, right or privilege, the option and such rights and privileges shall immediately become null and void.

                     10. Annual Limit on Grant and Exercise.

      Options shall not be granted to any individual pursuant to this Plan, the effect of which would be to permit such person to first exercise options, in any calendar year, for the purchase of shares having a fair market value in excess of $100,000 (determined at the time of the grant of the options in the manner described at Section 5, above). An optionee


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hereunder may exercise options for the purchase of shares valued in excess of
$100,000 (determined at the time of grant of the options in the manner described at Section 5, above) in a calendar year, but only if the right to exercise such options shall have first become available in prior calendar years.

                    11. Effect of Termination of Employment.
                              Death or Disability.

      (a) In the event of the termination of employment of an optionee (otherwise than by death or retirement of the optionee at his Retirement Date, (as hereinafter defined), by the Company or by any subsidiary corporation of the Company employing the optionee at such time) any option or options granted to him under the Plan to the extent not theretofore exercised shall be deemed canceled and terminated forthwith, except that, such optionee may exercise any options theretofore granted to him, which have not then expired, and are otherwise exercisable within the provisions of the option, within three (3) months after such termination. If the employment of an optionee shall be terminated by reason of the optionee's retirement at his Retirement Date by the Company or by any subsidiary corporation of the Company employing the optionee at such time, the optionee shall have the right to exercise such option or options by him to the extent that such options have not expired, and at any time within three (3) months after such retirement. The provisions of Section 7 to the contrary notwithstanding, upon retirement at his Retirement Date all options held by an optionee shall be immediately exercisable in full. The transfer of an optionee from the employ of the Company to a subsidiary corporation of the Company or vice versa, or from one subsidiary corporation to another, shall not be deemed to constitute a termination of employment for purposes of this Plan.

      (b) In the event that an optionee shall die while employed by the Company or by any subsidiary corporation of the Company or shall die within three (3) months after retirement at his Retirement Date (by the Company or by any subsidiary corporation of the Company), any option or options granted to him under the Plan and not theretofore exercised by him or expired shall be exercisable by the estate of the optionee or by any person who acquired such option by bequest or inheritance from the optionee in full, at any time within one (1) year after the death of the optionee. References hereinabove to the optionee shall be deemed to include any person entitled to exercise the option after the death of the optionee under the terms of this Section.

      (c) In the event of the termination of employment of an optionee by reason of the optionee's disability, the optionee shall have the right to exercise all options held by him, to the extent that options have not previously expired or been exercised any time within one (1) year after such termination. The term "disability" shall, for the purposes of this Plan, be


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defined in the same manner as such term is defined in Section 72(m)(7) of the
Internal Revenue Code.

      (d) For the purposes of this Plan, "Retirement Date" shall mean any date an employee is otherwise entitled to retire under the Company's retirement plans and shall include normal retirement at age 65, early retirement at age 62, and retirement at age 60 after 30 years of service.

                   12. Expiration and Termination of the Plan.

      Options may be granted under the Plan at any time or from time to time as long as the total number of shares optioned or purchased under this Plan does not exceed 45,000 shares of Common Stock. The Plan may be abandoned at any time by the board of directors of the Company except with respect to any options then outstanding under the Plan. No option shall be granted pursuant to the Plan after ten (10) years from the effective date of the Plan.


                             13. Amendment of Plan.

      The Board may at any time and from time to time modify and amend the Plan (including such form of option agreement) in any respect; provided, that no such amendment shall:

      (a) increase (except in accordance with Section 6) the maximum number of shares for which options may be granted under the Plan either in the aggregate or to any individual employee; or

      (b) reduce (except in accordance with Section 6) the minimum option prices which may be established under the Plan; or

      (c) extend the period or periods during which options may be granted or exercised; or

      (d) change the provisions relating to the determination of employees to whom options shall be granted and the number of shares to be covered by such options; or

      (e) change the provisions relating to adjustments to be made upon changes in capitalization. The termination or any modification or amendment of the Plan shall not, without the consent of an employee, affect his rights under an option theretofore granted to him.


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                         14. Effective Date of the Plan.

      This Plan shall become effective on the later of the date of its adoption by the Board or its approval by the vote of the holders of a majority of the outstanding shares of the Company's Common Stock. This Plan shall not become effective until such shareholder approval shall be obtained within twelve (12) months before or after the adoption of the Plan by the Board.

                          15. Miscellaneous Provisions

      (a) The Company shall be permitted to withhold from any award under this Plan the amount of any withholding taxes required to be withheld by the Company under state or federal law or regulations.

      (b) The granting of any option under this Plan shall not impose upon the Company any obligation to employ or to continue to employ any optionee and the right of the Company to terminate the employment of any person shall not be diminished or effected by reason of the fact that the option has been granted to him or her under this Plan.

      (c) Options under this Plan shall be granted pursuant to a form of Option Agreement substantially in the form of the Stock Option Agreement attached as Appendix I hereto including the form of Subscription Agreement attached as Exhibit A to such Stock Option Agreement.

      (d) The Plan shall be binding upon the Company and its subsidiaries and shall be governed by the law of Texas.

      (e) No determination made or action taken by the Board pursuant to this Plan shall be construed as a guarantee by the Board or its members or the Company concerning the tax treatment of any option granted under the Plan.


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